                               POWER OF ATTORNEY

                       File Number 333-152905; 811-08914
                      Phoenix Flexible Retirement Choice

   The undersigned, being a director of PHL Variable Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendments to a registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by PHL Variable Insurance Company or any of its separate accounts, and any amendment to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 1st day of April, 2009.
       ---        -----

                                                     /s/ Philip K. Polkinghorn
                                                     --------------------------
                                                         Philip K. Polkinghorn

                               POWER OF ATTORNEY

                       File Number 333-152905; 811-08914
                      Phoenix Flexible Retirement Choice

   The undersigned, being a director of PHL Variable Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendments to a registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by PHL Variable Insurance Company or any of its separate accounts, and any amendment to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 1st day of April, 2009.
       ---        -----

                                                             /s/ James D. Wehr
                                                             ------------------
                                                                 James D. Wehr

                               POWER OF ATTORNEY

                       File Number 333-152905; 811-08914
                      Phoenix Flexible Retirement Choice

   The undersigned, being a director of PHL Variable Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendments to a registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by PHL Variable Insurance Company or any of its separate accounts, and any amendment to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 1st day of April, 2009.
       ---        -----

                                                     /c/ Christopher M. Wilkos
                                                     --------------------------
                                                         Christopher M. Wilkos

                               POWER OF ATTORNEY

                       File Number 333-152905; 811-08914
                      Phoenix Flexible Retirement Choice

   The undersigned, being the Chief Financial Officer of PHL Variable Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendments to a registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by PHL Variable Insurance Company or any of its separate accounts, and any amendment to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer an officer of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 1st day of April, 2009.
       ---        -----

                                                          /s/ Peter A. Hofmann
                                                          ---------------------
                                                              Peter A. Hofmann

                               POWER OF ATTORNEY

                       File Number 333-152905; 811-08914
                      Phoenix Flexible Retirement Choice

   The undersigned, being the Chief Accounting Officer of PHL Variable Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendments to a registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by PHL Variable Insurance Company or any of its separate accounts, and any amendment to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer an officer of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 1st day of April, 2009.
       ---        -----

                                                         /s/ David R. Pellerin
                                                         ----------------------
                                                             David R. Pellerin

                               POWER OF ATTORNEY

                       File Number 333-152905; 811-08914
                      Phoenix Flexible Retirement Choice

   The undersigned, being the President of PHL Variable Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendments to a registration statement and undertaking, any application for exemption from the Investment Company Act of 1940 relating to securities sold by PHL Variable Insurance Company or any of its separate accounts, and any amendment to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer an officer of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 1st day of April, 2009.
       ---        -----

                                                     /s/ Philip K. Polkinghorn
                                                     --------------------------
                                                         Philip K. Polkinghorn